                                                                  10 (i) (L) (7)


                                 WAIVER, AMENDMENT AND
                                 EXTENSION AGREEMENT


    THIS WAIVER, AMENDMENT AND EXTENSION AGREEMENT ("Agreement"), dated as of July 31, 1998, is made and entered into among Signature Financial/marketing, inc. (the "Borrower") and the banks listed on the signature pages hereof (herein, together with their respective successors and assigns, collectively called the "Banks" and individually called a "Bank").

    Whereas, the Banks are parties to that certain Credit Agreement dated as of September 27, 1996, as amended and restated as of October 21, 1996, and as further amended or modified as of December 23, 1996, March 27, 1997, July 15, 1997, August 29, 1997, and January 31, 1998 (as heretofore amended or modified, the "Credit Agreement"), among Signature Financial/Marketing, Inc., various Banks, The Bank of New York as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent; and

    Whereas, the Borrower desires to extend the Maturity Date of the Credit Agreement from July 31, 1998 to September 30, 1998;

    Now, Therefore, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE I

                        WAIVER, AMENDMENT AND EXTENSION

    1.1 The Banks hereby waive an Event of Default (the "Specified Default") arising solely by reason of the failure of the Borrower on July 31, 1998, through the Effective Date of this Agreement to pay in full all Notes and other Obligations.

    1.2 The Maturity Date is hereby extended by substituting "September 30, 1998" for "July 31, 1998" in the definition of Maturity Date as set forth in
Section 1.1 of the Credit Agreement.

    1.3 Section 2.12 of the Credit Agreement is amended to read in its entirety as follows:

               2.12 Extension Fee. Concurrent with the execution by each Bank of the Waiver, Amendment and Extension Agreement dated as of July 31, 1998 ("Extension Agreement") among the Banks and the Borrower, the Borrower agrees to pay directly to each Bank in immediately available funds a fee equal to 1/8th% of the aggregate outstanding principal amount of the Loans then outstanding from each Bank (it being understood that such fee shall be retained by such Bank regardless of whether the Extension Agreement becomes effective).


     1.4 The waiver, amendment and extension contained herein are limited precisely to their terms and shall not constitute a waiver, amendment or other modification generally or for any other purpose.


                                 ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

    The Borrower hereby represents and warrants to the Agents and the Banks as follows:

    1.5 No Default. No Default or Event of Default has occurred and is continuing, other than the Specified Default, or will exist after giving effect to this Agreement.

    1.6 Due Execution. The execution, delivery and performance of this Agreement, (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any governmental approval which has not been previously obtained (and each such governmental approval that has been previously obtained remains effective), (iv) do not and will not contravene or conflict with any provision of law, or of any judgment, decree or order, or of the Borrower's charter or by-laws, and (v) do not and will not contravene or conflict with, or cause any Lien to arise under, any provision of any agreement binding upon the Borrower, any Subsidiary or any of their respective properties.

    1.7 Validity. The Credit Agreement as extended by this Agreement constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

     1.8 Credit Agreement. All representations and warranties of the Borrower contained in Article 5 (except Section 5.11(b) of the Credit Agreement) are true and correct as of the date hereof with the same effect as though made on the date hereof. Since December 31, 1995, there has not occurred any event which
(i) materially impairs the ability of the Borrower to perform its obligations under any Loan Document or to avoid, after the Effective Date hereof, any Event of Default, or (ii) materially adversely effects the legality, validity, binding effect or enforceability against the Borrower of any Loan Document.


                                 ARTICLE III

                                    GENERAL

     1.9 Expenses. The Borrower agrees to pay all fees and expenses of each of the Agents and the Banks (including all legal fees and related expenses of separate counsel for each of the Banks and the Agents) in connection with the preparation, execution and delivery of this Agreement.

     1.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Administrative or Collateral Agent shall have received each of the following:

    (1) Agreements. Counterparts of this Agreement, whether on the same or different counterparts, executed by the Borrower, the Subsidiary Guarantors, and the Pledgors, as appropriate, and by the Required Banks (or in the case of any Bank as to which an executed counterpart shall not have been so received, telegraphic, telefax, telex or other written confirmation of execution of a counterpart hereof by such Bank);

    (2) MW Court Order. The entry of an order by the United States Bankruptcy Court, District of Delaware, In Re Montgomery Ward Holding Corp., a Delaware corporation, et al., Case No. 97-1409 (PJW) substantially in the form attached hereto as Exhibit X, or the written waiver of this requirement by the Banks; and

    (3) Agreement Fee. Evidence of payment from the Borrower to each Bank of the fees provided for in Section 2.12 of the Credit Agreement as herein amended and the payment of expenses provided in Section 3.1 of this Agreement.

     1.11 Definitions. Except as otherwise herein specifically defined, all the capitalized terms contained herein shall have the meaning ascribed to such terms in the Credit Agreement.

     1.12 Reaffirmation. Except as hereinabove expressly provided, all the terms and provisions of the Credit Agreement shall remain in full force and effect and all references therein and in any related documents to the Credit Agreement shall henceforth refer to the Credit Agreement as extended by this Agreement. This Agreement shall be deemed incorporated into, and a part of, the Credit Agreement.

     1.13 Successors. This Agreement shall be binding upon and inure to the benefit of, the parties hereto and their respective successors and assigns.

     1.14 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     1.15 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     Dated at Chicago, Illinois as of the date, month and year first above written but executed and delivered on or after September 8, 1998.


                                 Signature Financial/Marketing, Inc.

                                 By:     /s/ John B. Euwema
                                         --------------------------------
                                 Name:   John B. Euwema
                                 Title:


                                 ACCEPTED AND APPROVED:
                                 The Bank of New York, in its
                                 individual capacity and in its
                                 capacity as Documentation Agent


                                 By:     /s/ Albert R. Taylor
                                         --------------------------------
                                 Name:   Albert R. Taylor
                                 Title:  Vice President

                                 The Bank of Nova Scotia, in its
                                 individual capacity, in its capacity
                                 as Administrative Agent and in its
                                 capacity as Collateral Agent


                                 By:     /s/ D.N. Gillespie
                                         -----------------------------------
                                 Name:   D.N. Gillespie
                                 Title:  Assistant General Manager


REAFFIRMATION OF 1996 GUARANTY:

     Each Guarantor hereby confirms and agrees that (i) its Guaranty dated as of September 27, 1996, as heretofore reaffirmed from time to time, is, and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects, as applied to the Credit Agreement as modified above; (ii) to the extent the liability of any Guarantor under its Guaranty is limited by applicable law, such Guarantor shall be nonetheless liable under its Guaranty to the maximum extent permitted by applicable law, and (iii) to the extent that a Guarantor shall have paid more than its proportionate share of any payment made under its Guaranty, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor which has not paid its proportionate share of such payment (it being understood that (a) such Guarantor's right of contribution shall be subordinated to the obligations of such Guarantor to the Banks and shall not be paid until all of the Obligations under the Credit Agreement have been indefeasibly paid in full, and (b) the provisions of this clause (iii) shall in no respect limit the obligations and liabilities of any Guarantor to the Banks, and each Guarantor shall remain liable to the Banks for the full amount guaranteed by such Guarantor under its Guaranty).

                    Credit Card Sentinel, Inc.
                    ISS Agency, Inc.
                    Montgomery Ward Clubs, Inc.
                    Montgomery Ward Enterprises, Inc.
                    SignatureCard, Inc.
                    Montgomery Ward Financial Center, Inc.
                    Montgomery Ward Agency, Inc.
                    National Dental Service, Inc.
                    Signature Direct, Inc.
                    Signature Investment Advisors, Inc.
                    AM Industries, Inc. (formerly known as
                    Amoco Motor Club, Inc.)


                    By:     /s/ John B. Euwema
                            ----------------------------------------
                    Name:   John B. Euwema
                    Title:


REAFFIRMATION OF 1998 GUARANTY:

     Each Guarantor hereby confirms and agrees that its Guaranty dated as of January 31, 1998, as heretofore reaffirmed from time to time, is, and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects, as applied to the Credit Agreement as modified above.


                    Montgomery Ward Auto Club, Inc.
                    Greater California Dental Plan
                    Signature Dental Plan of Florida, Inc.
                    Ocoma Industries, Inc.
                    Signature's Nationwide Auto Club, Inc.
                    Signature Agency, Inc.
                    Signature Agency - Wyoming, Inc.
                    AEC Signature Industries, Limited


                    By:     /s/ John B. Euwema
                            ----------------------------------------
                    Name:   John B. Euwema
                    Title:

REAFFIRMATION OF PLEDGE AGREEMENT:

     Each Pledgor hereby confirms and agree that each Pledge Agreement, dated as of January 31, 1998, that each Pledgor is a party to, as heretofore reaffirmed from time to time, is and shall continue to be in full force and effect and is hereby ratified and confirmed, in all respects, as applied to the Credit Agreement as modified above.

                                  Signature Financial/Marketing, Inc.
                                  Montgomery Ward Enterprises, Inc.


                                  By:     /s/ John B. Euwema
                                          -----------------------------------
                                  Name:   John B. Euwema
                                  Title: